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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2002

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                      0-24737                 76-0470458
(State or Other              (Commission File           (IRS Employer
Jurisdiction of                   Number)               Identification
 Incorporation)                                            Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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         This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 5. Other Events

Crown Castle International Corp. is in the process of restructuring its U.S. business in order to flatten its organizational structure to better align with customer demand. The restructuring streamlines Crown Castle's U.S. business into seven geographic areas with each such area being responsible for the leasing and management of approximately 1,500 towers and providing select services. Crown Castle expects to reduce its workforce by approximately 250 employees (including some at the holding company), close some smaller offices and take a restructuring charge of approximately $7 million to $10 million in the fourth quarter of 2002. The restructuring is expected to reduce annual general and administrative expenses by approximately $11 million to $14 million.


                           Forward-Looking Statements

This document contains forward-looking statements and information that are based on management's beliefs as well as assumptions made by and based upon information currently available to management. Such forward-looking statements include, but are not limited to, expectations, projections and estimates regarding (i) the amount general and administrative expenses will be reduced,
(ii) the amount of the restructuring charge, (iii) the number of U.S. business regions resulting from the restructuring, and (iv) the amount by which the workforce will be reduced.

Although Crown Castle believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including but not limited to (i) those relating to the matters described above, (ii) those included in the Company's filings with the Securities and Exchange Commission, and (iii) the success or failure of our efforts to implement our business strategy and the restructuring.

Should one or more risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential factors which could affect Crown Castle is included in Crown Castle's filings with the Securities and Exchange Commission.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By:    /s/ E. Blake Hawk
                                           ------------------------------
                                        Name:  E. Blake Hawk
                                        Title: Executive Vice President and
                                                General Counsel

Date: October 11, 2002



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